UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2003

(Date of Earliest Event Reported: April 28, 2003)

Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	31-1486870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza

Columbus, Ohio 43215

(614) 249-7111

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Item 5. Other Matters

On April 28, 2003, Nationwide Financial Services, Inc. (NFS) issued a press release reporting its financial results for the quarter ended March 31, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press release dated April 28, 2003 reporting financial results for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure

On April 28, 2003, NFS issued a press release reporting its financial results for the quarter ended March 31, 2003. This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: April 29, 2003	/s/ Mark R. Thresher Mark R. Thresher Senior Vice President – Chief Financial Officer